UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2018
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Item 8.01	Other Events
On April 2, 2018, Washington Federal, Inc. (“Washington Federal”) and Anchor Bancorp (“Anchor”) entered into Amendment No. 2 (“Amendment No. 2”) to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 11, 2017, by and between Washington Federal and Anchor.
Amendment No. 2 allows Anchor to pursue a possible alternative transaction to the merger transaction (“Merger”) with a party other than Washington Federal during the period from April 2, 2018 to July 31, 2018, and also provides Anchor with the right during that time to terminate the Merger Agreement without penalty, including any termination fee, upon the acceptance by Anchor of a non-binding letter of intent for an alternative transaction. Amendment No. 2 also extends from June 30, 2018 to August 31, 2018 the date after which either party may elect to terminate the Merger Agreement if the Merger has not yet been completed and leaves in place the three additional six-month extension periods previously agreed to by the parties.
The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) The following exhibit is being furnished herewith:

99.1	Amendment No. 2 dated as of April 2, 2018, to the Merger Agreement dated as of April 11, 2017, by and between Washington Federal and Anchor

Important Cautionary Statements
This Report contains statements about Washington Federal's and Anchor's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. The words "believe," "expect," "anticipate," "project," "should," and similar expressions signify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance. By their nature, forward-looking statements involve inherent risk and uncertainties, which change over time; and actual performance could differ materially from those anticipated by any forward-looking statements. Washington Federal and Anchor undertake no obligation to update or revise any forward-looking statement. In addition to factors previously disclosed in Washington Federal's and Anchor's SEC reports (accessible on the SEC's website at www.sec.gov and on Washington Federal's website at www.washingtonfederal.com and Anchor's website at www.anchornetbank.com), and elsewhere in this Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Anchor's shareholders, on the expected terms and schedule; the potential delay in closing the Merger beyond the date after which either party can terminate the Merger Agreement; the success, timeliness and cost of Washington Federal's remediation efforts; actions of government authorities; the success, timing and ability to pursue Washington Federal's and Anchor’s growth or other business initiatives; and the ability of Washington Federal and Anchor to retain customers and personnel.

Additional Information
In connection with the proposed transaction, Washington Federal has filed a registration statement on Form S-4 with the SEC that contains a proxy statement/prospectus to be distributed to the shareholders of Anchor in connection with their vote on the Merger. Each party will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision regarding the transaction, shareholders of Anchor are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, as well as any amendments or supplements to these documents, when they become available, because they will contain important information about the Merger. The final proxy statement/prospectus will be mailed to shareholders of Anchor. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by Washington Federal will be available free of charge by accessing Washington Federal’s website at www.washingtonfederal.com or by writing Washington Federal at 425 Pike Street, Seattle, WA 98101, Attention: Investor Relations or calling (206) 626-8178, or by writing Anchor at 601 Woodland Square Loop SE, Lacey, WA 98503, Attention: Corporate Secretary or calling (360) 537-1388.

Participants in this Transaction
Washington Federal, Anchor, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Anchor shareholders in favor of the approval of the merger. Information about the directors and executive officers of Washington Federal and their ownership of Washington Federal stock is included in the proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on December 7, 2017. Information about the directors and executive officers of Anchor and their ownership of Anchor stock is set forth in the proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on November 9, 2017, and also will be included in the proxy statement/prospectus for the merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 2, 2018	WASHINGTON FEDERAL, INC.

	By:	/s/ VINCENT L. BEATTY
Vincent L. Beatty
Executive Vice President and Chief Financial Officer